Execution Copy

SIXTH AMENDMENT TO

CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of December 18, 2009 (the “Effective Date”), among SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company (the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”), the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Agent for itself and the other Banks (the “Agent”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

RECITALS

A.           The Borrower, the Agent, and the Banks have entered into a Credit Agreement dated May 2, 2007; a First Amendment to Credit Agreement dated March 7, 2008; a Second Amendment to Credit Agreement dated December 19, 2008; a Third Amendment to Credit Agreement dated December 30, 2008; a Fourth Amendment to Credit Agreement dated as of February 28, 2009; and a Fifth Amendment to Credit Agreement dated August 1, 2009 (collectively, with this Amendment, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to the Borrower.

B.           At the request of the Borrower, the Banks have agreed to extend the maturity date of the Revolving Line of Credit Loan in accordance with the terms and conditions set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment to Credit Agreement.  As of the Effective Date the following definition as used in the Loan Documents is amended and restated as follows:

“Revolving Line of Credit Loan Maturity Date” means March 31, 2010.

2.           Effect on Credit Agreement.  Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Except as expressly set forth herein, nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

3.           Conditions Precedent to Effectiveness of this Amendment.  The obligations of the Banks hereunder are subject to the conditions precedent that the Agent shall have received the following, in form and substance satisfactory to the Agent:

Execution Copy

a.           this Amendment duly executed by the Borrower, the Agent, and the Banks;

b.           all other documents, instruments, or agreements required to be delivered to the Agent under the Credit Agreement and not previously delivered to the Agent.

4.           Representations and Warranties of Borrower.  The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.           The execution, delivery and performance by the Borrower of this Amendment and all associated Loan Documents are within the Borrower’s power, have been duly authorized by all necessary action, and do not contravene:  (i) the articles of organization or operating agreement of the Borrower; or (ii) any law or any contractual restriction binding on or affecting the Borrower; and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the terms thereof) upon or with respect to any of its properties;

b.           This Amendment is, and each other Loan Document to which the Borrower is a party when delivered will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.           All other representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

5.           Counterparts.  It is understood and agreed that this Amendment may be executed in several counterparts, each of which shall, for all purposes, be deemed an original, and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Amendment.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written,

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
an Iowa limited liability company

By :	/s/ Brian T. Cahill
Brian T. Cahill
Its: General Manager

By :	/s/ Karol King
Karol King
Its: Board Chairman

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,
as Administrative Agent

/s/ Ron Monson
By: Ron Monson
Its: Vice President

AGSTAR:
as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson
By: Ron Monson
Its: Vice President

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

METROPOLITAN LIFE INSURANCE COMPANY,
as a Bank

/s/ Steven D. Craig
By: Steven D. Craig
Its: Director

Address:                8717 West 100th Street, Suite 700
Overland Park, KS  66210-2101

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

METLIFE BANK, N.A.,
as a Bank

/s/ Steven D. Craig
By: Steven D. Craig
Its: Assistant Vice President

Address:                8717 West 100th Street, Suite 700
Overland Park, KS  66210-2101

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, New York Branch,
as a Bank

/s/ Andrew Sherman
By: Andrew Sherman
Its: Executive Director

/s/ Jeff Bliss
By: Jeff Bliss
Its: Executive Director

Address:                245 Park Avenue 37th Floor
New York, NY  10167

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

AMARILLO NATIONAL BANK,
as a Bank

/s/ Craig L. Sanders
By: Craig L. Sanders
Its: Executive Vice President

Address:                P.O. Box 1
Amarillo, Texas  79105

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

FIRST NATIONAL BANK OF OMAHA,
as a Bank

/s/ Fallon Savage
By: Fallon Savage
Its: Second Vice President

Address:                1620 Dodge Street
Omaha, NE  68197

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

BANK OF THE WEST,
as a Bank

/s/ Christiana Creekpaum
By: Christiana Creekpaum
Its: Vice President

Address:                Special Assets Department
1450 Treat Blvd.
Walnut Creek, CA  94597

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

MONUMENTAL LIFE INSURANCE COMPANY,
as a Bank

/s/ Stephen Noonan
By: Stephen Noonan
Its: Vice President

Address:               400 West Market Street
5th Floor
Louisville, KY  40202

Execution Copy

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND BETWEEN

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of December 18, 2009

M & I MARSHALL & ILSLEY BANK,
as a Bank

/s/ Gary Sloan
By: Gary Sloan
Its: SVP

/s/ Todd Senger
By: Todd Senger
Its: SVP

Address:                770 North Water Street
Milwaukee, WI  53202